Exhibit 10.3

RATIFICATION AND AMENDMENT AGREEMENT

This RATIFICATION AND AMENDMENT AGREEMENT (the “Ratification Agreement”) dated as of August 23, 2012, is by and among THE CIT GROUP/BUSINESS CREDIT, INC. (“CIT”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) acting for and on behalf of the various financial institutions and other Persons from time to time party to the DIP Credit Agreement (as defined below) as lenders (collectively with the Administrative Agent, the “Lenders”), BROADVIEW NETWORKS HOLDINGS, INC., a Delaware corporation, as Debtor and Debtor-in-Possession (“Holdings”), BROADVIEW NETWORKS, INC., a New York corporation, as Debtor and Debtor-in-Possession (“Broadview Networks”). BROADVIEW NETWORKS OF MASSACHUSETTS, INC., a Delaware corporation, as Debtor and Debtor-in-Possession (“Broadview MA”), BROADVIEW NETWORKS OF VIRGINIA, INC., a Virginia corporation, as Debtor and Debtor-in-Possession (“Broadview VA”), BRIDGECOM INTERNATIONAL, INC., a Delaware corporation, as Debtor and Debtor-in-Possession (“Bridgecom International” and, together with Holdings, Broadview Networks, Broadview MA, and Broadview VA, the “Borrowers”), BridgeCom Holdings, Inc., a Delaware corporation, as Debtor and Debtor-in- Possession (“BridgeCom Holdings”), TruCom Corporation, a New York corporation, as Debtor and Debtor-in-Possession (“TruCom”), BridgeCom Solutions Group, Inc., a Delaware corporation, as Debtor and Debtor-in-Possession (“BridgeCom Solutions”), OPEN SUPPORT SYSTEMS LLC, a Connecticut limited liability company, as Debtor and Debtor-in-Possession (“OSS”), Broadview NP Acquisition Corp., a Delaware corporation, as Debtor and Debtor-in- Possession (“Broadview NP”), BV-BC Acquisition Corp., a Delaware corporation, as Debtor and Debtor-in-Possession (“BV-BC”) ATX Communications, Inc., a Delaware corporation, as Debtor and Debtor-in-Possession (“ATX Comm”), CoreComm-ATX, Inc., a Delaware corporation, as Debtor and Debtor-in-Possession (“CoreComm-ATX”), ATX Licensing, Inc., a Delaware corporation, as Debtor and Debtor-in-Possession (“ATX Licensing”), ATX Telecommunications Services of Virginia, LLC, a Delaware corporation, as Debtor and Debtor-in-Possession (“ATX Telecom”), CoreComm Communications, LLC, a Delaware limited liability company, as Debtor and Debtor-in-Possession (“CoreComm”), Eureka Broadband Corporation, a Delaware corporation, as Debtor and Debtor-in-Possession (“Eureka Broadband”), Eureka Holdings, LLC, a Delaware limited liability company, as Debtor and Debtor-in-Possession (“Eureka Holdings”), Eureka Networks, LLC, a Delaware limited liability company, as Debtor and Debtor-in-Possession (“Eureka Networks”), InfoHighway Communications Corporation, a Delaware corporation, as Debtor and Debtor-in-Possession (“ICC”), Arc Networks, Inc. , a Delaware corporation, as Debtor and Debtor-in-Possession (“Arc DE”), Eureka Telecom, Inc., a New York corporation, as Debtor and Debtor-in- Possession (“Eureka Telecom”), A.R.C. Networks, Inc., a New York corporation, as Debtor and Debtor-in-Possession (“ARC NY”), Info-Highway International, Inc., a Texas corporation, as Debtor and Debtor-in-Possession (“IH International”), Eureka Telecom of VA, Inc., a Virginia corporation, as Debtor and Debtor-in-Possession (“Eureka VA”), nex-i.com inc., a New Jersey corporation, as Debtor and Debtor-in-Possession (“nex-i.com”), InfoHighway of Virginia, Inc., a Virginia corporation, as Debtor and Debtor-in-Possession (“IH VA”), and Digicom, Inc., an Ohio corporation, as Debtor and Debtor-in-Possession (“Digicom”, and together with BridgeCom Holdings, TruCom, BridgeCom Solutions, OSS, Broadview NP, BV-BC, ATX Comm, CoreComm-ATX, ATX Licensing, ATX Telecom, CoreComm, Eureka Broadband, Eureka Holdings, Eureka Networks, ICC, Arc DE, Eureka Telecom, ARC NY, IH International,

Eureka VA, nex-i.com, and IH VA, each a “Guarantor” and collectively, the “Guarantors,” and together with Borrowers, each a “Credit Party” and collectively, the “Credit Parties”). All capitalized terms used in this Ratification Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the DIP Credit Agreement (defined below), which definitions are incorporated by reference into this Ratification Agreement as if fully set forth herein.

BACKGROUND

The Credit Parties have commenced the Bankruptcy Cases, and each Credit Party has retained possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its businesses as a debtor-in-possession. Prior to the commencement of the Bankruptcy Cases, the Administrative Agent and the Lenders made loans and advances and provided other financial or credit accommodations to the Borrowers, and for the benefit of the Credit Parties, secured by substantially all assets and properties of the Credit Parties as set forth in the Pre-Petition Financing Documents. The Bankruptcy Court has entered an Interim Financing Order pursuant to which, among other things, the Administrative Agent and the Lenders may make post-petition loans and advances and provide other financial accommodations to the Borrowers as set forth in the DIP Credit Agreement (as defined below), with all such post-petition loans, advances and other financial accommodations secured by substantially all the assets and properties of the Credit Parties, as set forth in the Financing Orders and the Loan Documents.

The Interim Financing Order provides that as a condition to the making of such post-petition loans, advances and other financial accommodations, the Credit Parties will execute and deliver this Ratification Agreement, the DIP Credit Agreement and such other agreements, documents and instruments collateral hereto or thereto and contemplated hereby or thereby.

The Bank of New York Mellon, as Collateral Agent and the Trustee under the Senior Secured Notes Indenture (the “Indenture Trustee”), the Administrative Agent and the Credit Parties have entered into the Intercreditor Agreement, which agreement, among other things, sets forth, as between the Administrative Agent and the Indenture Trustee the relative priority of their respective Liens on the Collateral and their rights with respect thereto.

The Credit Parties desire to reaffirm their obligations to the Administrative Agent and the Lenders pursuant to the Pre-Petition Financing Documents and acknowledge their continuing liabilities to the Administrative Agent and the Lenders thereunder in order to induce the Administrative Agent and the Lenders to refinance the Pre-Petition Obligations, execute the DIP Credit Agreement, and make such post-petition loans and advances, and provide such other financial accommodations, to the Borrowers as contemplated by the DIP Credit Agreement and the other Loan Documents. The Credit Parties have requested that the Administrative Agent and the Lenders make post-petition loans and advances and provide other financial or credit accommodations to the Borrowers and amend and restate the Pre-Petition Credit Agreement, and the Administrative Agent and the Lenders are willing to do so, subject to the terms and conditions contained herein.

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NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant, warrant and agree as follows:

1. DEFINITIONS.

1.1. Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below, and the Collateral Agreement and the other Security Documents shall be deemed and are hereby amended to include, in addition and not in limitation, each of the following definitions:

(a) “Debtors” means, collectively, the Credit Parties, each as debtor and debtor-in-possession in the Bankruptcy Cases.

(b) “DIP Credit Agreement” means the $25,000,000 Debtor-in-Possession Amended and Restated Credit Agreement, dated of even date herewith, by and among the Credit Parties, the Administrative Agent, and the Lenders.

(c) “Post-Petition Collateral” means, collectively, all now existing and hereafter acquired real and personal property of each Debtor and Debtor’s estate, wherever located, of any kind, nature or description, including any such property in which a Lien is granted to the Administrative Agent, for the benefit of each of the Lenders, pursuant to the Loan Documents, the Financing Orders or any other order entered or issued by the Bankruptcy Court, and includes, without limitation:

(i) all of the Pre-Petition Collateral;

(ii) all Accounts (as such term is defined in the Collateral Agreement);

(iii) all cash and currency;

(iv) all Chattel Paper (as such term is defined in the Collateral Agreement);

(v) all Commercial Tort Claims (as such term is defined in the Collateral Agreement and as updated on Schedule 3.9 hereto);

(vi) all Deposit Accounts (as such term is defined in the Collateral Agreement) and all Securities Accounts (as such term is defined in the Collateral Agreement);

(vii) all Documents (as such term is defined in the Collateral Agreement);

(viii) all Equipment (as such term is defined in the Collateral Agreement);

(ix) all Fixtures (as such term is defined in the Collateral Agreement);

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(x) all General Intangibles (as such term is defined in the Collateral Agreement);

(xi) all Goods (as such term is defined in the Collateral Agreement);

(xii) all Instruments (as such term is defined in the Collateral Agreement);

(xiii) all Intellectual Property (as such term is defined in the Collateral Agreement);

(xiv) all Inventory (as such term is defined in the Collateral Agreement);

(xv) all Investment Property (as such term is defined in the Collateral Agreement);

(xvi) all Letter of Credit Rights (as such term is defined in the Collateral Agreement);

(xvii) all Avoidance Actions (as such term is defined in the DIP Credit Agreement);

(xviii) all Avoidance Action Recoveries (as such term is defined in the DIP Credit Agreement);

(xix) all other personal property and rights of every kind and description and interests therein not otherwise described above;

(xx) all books and records pertaining to the Collateral; and

(xxi) all of the proceeds (as such term is defined in the UCC, as defined in the Collateral Agreement) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Chattel Paper, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Property, Letter of Credit Rights, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Debtor or the Administrative Agent from time to time with respect to any of the Investment Property. Notwithstanding anything to the contrary herein, the security interests granted herein shall not extend to the Excluded Collateral.

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(d) “Post-Petition Obligations” means all Obligations (as defined in the DIP Credit Agreement) arising on and after the Petition Date and whether arising on or after the conversion or dismissal of any one or more of the Bankruptcy Cases, or before, during and after the confirmation of any plan of reorganization in the Bankruptcy Cases, and whether arising under or related to this Ratification Agreement, the DIP Credit Agreement, the Pre-Petition Security Documents, the other Loan Documents, the Financing Orders, by operation of law or otherwise, and whether incurred by such Borrower or Guarantor as principal, surety, endorser, guarantor or otherwise and including, without limitation, all principal, interest, financing charges, letter of credit fees, unused line fees, servicing fees, line increase fees, debtor-in- possession facility fees, early termination fees, other fees, commissions, costs, expenses and attorneys’, accountants’ and consultants’ fees and expenses incurred in connection with any of the foregoing, including the Bankruptcy Case Expenses

(e) Post-Petition IP Security Agreements” means, collectively, (i) that certain Copyright Security Agreement, dated on or about the date hereof, by and between Broadview Networks and the Administrative Agent; (ii) that certain Trademark Security Agreement, dated on or about the date hereof, by and between Eureka Broadband Corporation and the Administrative Agent; (iii) that certain Patent Security Agreement, dated on or about the date hereof, by and between Broadview Networks and the Administrative Agent; and (iv) that certain Copyright Security Agreement, dated on or about the date hereof, by and between ATX Telecom and the Administrative Agent.

(f) “Pre-Petition IP Security Agreements” means, collectively, (i) that certain Trademark Security Agreement, dated as of August 23, 2006, by and between Broadview Networks and the Administrative Agent; (ii) that certain Trademark Security Agreement, dated as of August 23, 2006, by and between Holdings and the Administrative Agent; and (iii) that certain Patent Security Agreement dated as of August 23, 2006, by and between OSS and the Administrative Agent, in each case as in effect immediately prior to the Petition Date.

(g) “Pre-Petition Security Documents” means, collectively each of the following, as defined in the Pre-Petition Credit Agreement and in each case as in effect immediately prior to the Petition Date: (i) the Collateral Agreement, (ii) the Guaranty Agreement (and any other documents, agreements or instruments executed by any Guarantor in connection with or related to the Pre-Petition Financing Documents), (iii) the Control Agreements, (iv) the Pre-Petition IP Security Agreements, and (v) any other documents, agreements or instruments executed by any Credit Party in connection with or related to the Pre-Petition Collateral.

(h) “Ratification Agreement” has the meaning assigned thereto in the introductory paragraph hereof, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

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1.2. Amendments to Definitions.

(a) Collateral. All references to the term “Collateral” in the Pre-Petition Financing Documents, this Ratification Agreement or the other Loan Documents, shall have the meanings ascribed thereto in the DIP Credit Agreement.

(b) Debtors. All references to Debtors, including, without limitation, to the terms “Borrower,” “Borrowers,” “Guarantor,” “Guarantors,” “Credit Party” or “Credit Parties” in the DIP Credit Agreement, this Ratification Agreement or the other Loan Documents shall be deemed, and each such reference is hereby amended, to mean and include the Debtors as defined herein, and their successors and assigns (including any trustee or other fiduciary hereafter appointed as its legal representative or with respect to the property of the estate of such entity whether under Chapter 11 of the Bankruptcy Code or any subsequent Chapter 7 case and its successor upon conclusion of the Bankruptcy Case of such entity).

(c) Material Adverse Effect. All references to the term “Material Adverse Effect” in this Ratification Agreement or the other Loan Documents shall be deemed and each such reference is hereby amended to have the meaning ascribed thereto in the DIP Credit Agreement, and all references to the term “material adverse change”, in this Ratification Agreement or the other Loan Documents shall be deemed, and each such reference is hereby amended, to add at the end thereof: “provided, that, the commencement of the Bankruptcy Cases shall not constitute a material adverse change.”

1.3. Interpretation.

(a) For purposes of this Ratification Agreement, unless otherwise defined or amended herein, including, but not limited to, those terms used or defined in the recitals hereto, all terms used herein shall have the respective meanings assigned to such terms in the DIP Credit Agreement.

(b) All references to the terms “the Administrative Agent,” “Lender,” “Borrower,” “Guarantor,” “Debtor” or any other person pursuant to the definitions in the recitals hereto or otherwise shall include its respective successors and assigns.

(c) All references to any term in the singular shall include the plural and all references to any term in the plural shall include the singular unless the context of such usage requires otherwise.

2. ACKNOWLEDGMENT.

2.1. Pre-Petition Obligations. Each Credit Party hereby acknowledges, confirms and agrees that, as of August 22, 2012, Borrowers are indebted to the Administrative Agent and the Lenders in respect of all Pre-Petition Obligations in the aggregate principal amount of not less than $13,956,307.76, consisting of Revolving Credit Loans made pursuant to the Pre-Petition Financing Documents in the aggregate principal amount of not less than $13,900,000.00, together with interest accrued and accruing thereon, and all costs, expenses, fees (including attorneys’ fees and legal expenses) and (c) other charges now or hereafter owed by Borrowers to the Administrative Agent and the Lenders, all of which are unconditionally owing by Borrowers to the Administrative Agent and the Lenders, without offset, defense or counterclaim of any kind, nature and description whatsoever.

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2.2. Guaranteed Obligations. Each Guarantor hereby acknowledges, confirms and agrees that:

(a) all obligations of such Guarantor under the Pre-Petition Security Documents are unconditionally owing by such Guarantor to the Administrative Agent and the Lenders without offset, defense or counterclaim of any kind, nature and description whatsoever, and

(b) the absolute and unconditional guarantee of the payment of the Pre- Petition Obligations by such Guarantor pursuant to the Pre-Petition Security Documents extends to all Post-Petition Obligations.

2.3. Acknowledgment of Security Interests. Each Borrower and Guarantor hereby acknowledges, confirms and agrees that the Administrative Agent, for the benefit of each of the Lenders, has and shall continue to have valid, binding, enforceable, perfected and non-avoidable first priority and senior security interests in and Liens upon all Pre-Petition Collateral heretofore granted to the Administrative Agent pursuant to the Pre-Petition Financing Documents, as in effect immediately prior to the Petition Date, subject, as to priority, to the Intercreditor Agreement to secure all of the Obligations, as well as valid, binding, enforceable, perfected and non-avoidable first priority and senior security interests in and Liens upon all Post-Petition Collateral granted to the Administrative Agent, for the benefit of each of the Lenders, under the Financing Orders, this Ratification Agreement, under any of the other Loan Documents or otherwise granted to or held by the Administrative Agent, in each case, subject only to Liens or encumbrances expressly permitted by the DIP Credit Agreement and any other Liens or encumbrances expressly permitted by the Financing Orders that may have priority over the Liens in favor of the Administrative Agent and the Lenders, including pursuant to the Intercreditor Agreement.

2.4. Binding Effect of Documents. Each Borrower and Guarantor hereby acknowledges, confirms and agrees that: (a) each of the Pre-Petition Financing Documents to which it is a party was duly executed and delivered to the Administrative Agent and the Lenders by such Borrower or Guarantor and each is in full force and effect as of the date hereof, (b) the agreements and obligations of such Borrower or Guarantor contained in the Pre-Petition Financing Documents constitute the legal, valid and binding obligations of such Borrower or Guarantor enforceable against it in accordance with the terms thereof, and such Borrower or Guarantor has no valid defense, offset or counterclaim to the enforcement of such obligations, and (c) the Administrative Agent and the Lenders are and shall be entitled to all of the rights, remedies and benefits provided for in the Loan Documents and the Financing Orders.

3. ADOPTION AND RATIFICATION. Each Borrower and Guarantor hereby (a) ratifies, assumes, adopts and agrees to be bound by all of the Pre-Petition Financing Documents to which it is a party and (b) agrees to pay all of the Pre-Petition Obligations in accordance with the terms of such Pre-Petition Financing Documents, as amended by this Ratification Agreement, the DIP Credit Agreement and the Loan Documents, and in accordance with the Financing Orders. All of the Pre-Petition Financing Documents are hereby incorporated in this Ratification Agreement by reference and are and shall be deemed adopted, re-executed and assumed in full by the Borrowers and the Guarantors, each as Debtor and Debtor-in-Possession, and considered as

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agreements between such Borrowers or Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand. Each Borrower and Guarantor hereby ratifies, restates, affirms and confirms all of the terms and conditions of the Pre-Petition Financing Documents, as amended and supplemented pursuant to this Ratification Agreement, the DIP Credit Agreement, and the Financing Orders, and each Borrower and Guarantor agrees to be fully bound, as Debtor and Debtor-in-Possession, by the terms of the Loan Documents to which such Borrower or Guarantor is a party.

4. GRANT OF SECURITY INTEREST. As collateral security for the prompt performance, observance and payment in full of all of the Obligations (including the Pre-Petition Obligations and the Post-Petition Obligations), the Credit Parties, each as Debtor and Debtor-in-Possession, hereby grant, pledge and assign to the Administrative Agent, for the benefit of each of the Lenders, and also confirm, reaffirm and restate the prior grant to the Administrative Agent of, continuing security interests in and Liens upon, and rights of setoff against, all of the Collateral.

5. ADDITIONAL REPRESENTATIONS. WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore and hereafter made by the Credit Parties to the Administrative Agent and the Lenders, whether pursuant to the Loan Documents or otherwise, and not in limitation thereof, each Credit Party hereby represents, warrants and covenants to the Administrative Agent and the Lenders the following (which shall survive the execution and delivery of this Ratification Agreement), the truth and accuracy of which, or compliance with which, to the extent such compliance does not violate the terms and provisions of the Bankruptcy Code, shall be a continuing condition of the making of Loans by the Administrative Agent and the Lenders or the issuance of Letters of Credit:

5.1. Financing Order. The Interim Financing Order (with respect to the period prior to entry of the Final Order) or Final Financing Order (with respect to the period on and after entry of the Final Financing Order), as the case may be, has been entered by the Bankruptcy Court and is in full force and effect and has not been amended, modified or stayed, reversed or vacated.

5.2. Ratification of Control Agreements. Borrowers and Guarantors shall, as condition precedent to any funding of the Loans, provide the Administrative Agent with fully executed copies of the Ratification, Acknowledgment and Amendment To Control Agreements with each of UBS and Citibank, in form and substance attached hereto as Exhibits A and B, respectively.

5.3. Abandonment of Certain Intellectual Property. The Trademarks (as defined in the Collateral Agreement) that were the subject of certain Trademark Security Agreements dated as of August 23, 2006 between the Administrative Agent and each of CoreComm-ATX and OSS, respectively, have been abandoned and cancelled.

6. AMENDMENTS.

6.1. Schedules to Collateral Agreement. Schedules 3.6, 3.9, 3.10, 3.11, 3.13, 3.14, 3.16 and 3.17 to the Collateral Agreement are each hereby deleted in their entirety and replaced by Schedules 3.6, 3.9, 3.10, 3.11, 3.13, 3.14, 3.16 and 3.17 attached to this Ratification Agreement.

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6.2. Pre-Petition IP Security Agreements. The Pre-Petition IP Security Agreements referenced in clauses (i) and (ii) of the definition thereof set forth herein, shall be amended and restated in the form attached hereto as Exhibits C and D, respectively and shall be executed and delivered by the parties thereto contemporaneously with the execution and delivery of this Ratification Agreement.

6.3. Post Petition IP Security Agreements. The Post Petition IP Security Agreements in the form attached hereto as Exhibits E, F, G and H, respectively, shall be executed and delivered by the parties thereto contemporaneously with the execution and delivery of this Ratification Agreement.

7. INTENTIONALLY OMITTED.

8. MISCELLANEOUS.

8.1. Amendments and Waivers. Neither this Ratification Agreement nor any other instrument or document referred to herein or therein may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

8.2. Further Assurances. Each Credit Party shall, at its expense, at any time or times duly execute and deliver, or shall use its best efforts to cause to be duly executed and delivered, such further agreements, instruments and documents, including, without limitation, additional security agreements, collateral assignments, UCC financing statements or amendments or continuations thereof, and consents to the exercise by the Administrative Agent and the Lenders of all the rights and remedies hereunder, under the DIP Credit Agreement or any of the other Loan Documents, any Financing Order or applicable law with respect to the Collateral, and do or use its best efforts to cause to be done such further acts as may be reasonably necessary or proper in the Administrative Agent’s opinion to evidence, perfect, maintain and enforce the security interests of the Administrative Agent and the Lenders, and the priority thereof, in the Collateral and to otherwise effectuate the provisions or purposes of this Ratification Agreement, the DIP Credit Agreement, any of the other Loan Documents or the Financing Orders. Upon the request of the Administrative Agent, at any time and from time to time, each Credit Party shall, at its cost and expense, do, make, execute, deliver and record, register or file amendments or agreements with the United States Patent and Trademark Office, the financing statements, mortgages, deeds of trust, deeds to secure debt, and other instruments, acts, pledges, assignments and transfers (or use its best efforts to cause the same to be done) and will deliver to the Administrative Agent and the Lenders such instruments evidencing items of Collateral as may be requested by the Administrative Agent.

8.3. Headings. The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Ratification Agreement.

8.4. Counterparts. This Ratification Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same agreement. In making proof of this Ratification Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of

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the parties hereto. Delivery of an executed counterpart of this Ratification Agreement by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Ratification Agreement. Any party delivering an executed counterpart of this Ratification Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Ratification Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Ratification Agreement as to such party or any other party.

8.5. Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of any Credit Party to comply with any of the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by such Credit Party in connection herewith shall constitute an Event of Default under the DIP Credit Agreement and the other Loan Documents, subject to any applicable grace periods under the DIP Credit Agreement or such other Loan Documents.

8.6. Effectiveness. This Ratification Agreement shall become effective upon the execution hereof by the Administrative Agent and the Lenders and the entry of the Interim Financing Order.

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IN WITNESS WHEREOF, the parties hereto have caused this Ratification Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWERS:

BROADVIEW NETWORKS HOLDINGS, INC.
BROADVIEW NETWORKS, INC.
BROADVIEW NETWORKS OF MASSACHUSETTS, INC.
BROADVIEW NETWORKS OF VIRGINIA, INC.
BRIDGECOM INTERNATIONAL, INC.

By:
Name:	Corey Rinker
Title:	CFO

GUARANTORS:

BRIDGECOM HOLDINGS, INC.
TRUCOM CORPORATION BRIDGECOM SOLUTIONS GROUP, INC.
OPEN SUPPORT SYSTEMS LLC BROADVIEW NP ACQUISITION CORP.
BV-BC ACQUISITION CORP.
ATX COMMUNICATIONS, INC.
CORECOMM –ATX, INC.
ATX LICENSING, INC.
ATX TELECOMMUNICATIONS SERVICES OF VIRGINIA, LLC CORECOMM COMMUNICATIONS, LLC EUREKA BROADBAND CORPORATION EUREKA HOLDINGS, LLC EUREKA NETWORKS, LLC
INFOHIGHWAY COMMUNICATIONS CORPORATION ARC NETWORKS, INC.
EUREKA TELECOM, INC.
A.R.C. NETWORKS, INC.
INFO-HIGHWAY INTERNATIONAL, INC.
EUREKA TELECOM OF VA, INC.
NEX-I.COM INC.
INFOHIGHWAY OF VIRGINIA, INC.
DIGICOM, INC.

By:
Name:	Corey Rinker
Title:	CFO

[SIGNATURE PAGE TO RATIFICATION AND AMENDMENT AGREEMENT]

AGENTS AND LENDERS:

THE CIT GROUP/BUSINESS CREDIT, INC., as the Administrative Agent

By:
Name:	Philip Marrone
Title:	Assistant Vice President

THE CIT GROUP/BUSINESS CREDIT, INC, as a Lender

By:
Name:	Philip Marrone
Title:	Assistant Vice President

[SIGNATURE PAGE TO RATIFICATION AND AMENDMENT AGREEMENT]

EXHIBIT A

FORM OF RATIFICATION, ACKNOWLEDGMENT AND

AMENDMENT TO CONTROL AGREEMENT

(CITIBANK)

See Attached

RATIFICATION, ACKNOWLEDGMENT AND AMENDMENT TO

CONTROL AGREEMENT

This Ratification, Acknowledgment and Amendment to Control Agreement (“RAA”) is made and entered into on this 22nd day of August, 2012 by and among BROADVIEW NETWORKS, INC. (“BNI”), BRIDGECOM INTERNATIONAL, INC. (“BII”), BRIDGECOM SOLUTIONS GROUP, INC. (“BSG”), TRUCOM CORPORATION (“TC”) CORECOMM-ATX, INC. (“CAI”), EUREKA NETWORKS, LLC (“EN”), ARC NETWORKS, INC. (“ANI”), and BROADVIEW NETWORKS HOLDINGS, INC. (“BNH”) (individually, a “Customer”, or collectively, the “Customer”). THE CIT GROUP/BUSINESS CREDIT, INC, as administrative agent under the Credit Agreement (in such capacity, “First Priority Agent”), THE BANK OF NEW YORK, as trustee and collateral agent under the Indenture (in such capacity, “Second Priority Agent”) and Citibank, N.A. (the “Bank”).

Background

A. Reference is made to the $25,000,000 Credit Agreement dated August 23, 2006, as amended, among First Priority Agent, the other lenders signatory thereto (together with First Priority Agent, “Lenders”), the Customer, and certain of the Affiliates, and the other agreements, documents and instruments related thereto.

B. Reference is also made to that certain Deposit Account Control Agreement, dated October 2006, as amended by a certain First Amendment and Joinder to Deposit Account Control Agreement, dated February 28, 2011, as further amended by a certain Second Amendment to Deposit Account Control Agreement, dated August 14, 2012 (the “DACA”) between and among the Customer, First Priority Agent, Second Priority Agent and Bank (each a “Party” and, collectively, the “Parties”).

C. The Customers are about to commence, or have commenced, cases under Chapter 11 of the Bankruptcy Code (the “Bankruptcy Cases”) in which each Customer is, or will be, a debtor and debtor-in-possession before the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). Each Customer has retained possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its businesses as a debtor-in-possession.

D. It is anticipated that the Bankruptcy Court will enter an Interim Financing Order (as entered on the Bankruptcy Court’s docket, the “Interim Financing Order”) pursuant to which, among other things, the First Priority Agent and the Lenders may make post-petition loans and advances and provide other financial accommodations to the Customer as set forth in the $25,000,000 Debtor in Possession Amended and Restated Credit Agreement dated on or about the date hereof, among the Borrowers, Lenders and First Priority Agent (the “DIP Credit Agreement”) and certain other agreements and instruments contemplated thereby (together with the DIP Credit Agreement, collectively, the “DIP Loan Documents”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the DIP Credit Agreement.

E. Lenders will enter into the DIP Loan Documents and will agree to make the Revolving Credit Loans described in the DIP Credit Agreement, subject to the terms and conditions thereof, conditioned upon, among other things, the Parties reaffirming their respective rights and obligations pursuant to the DACA and, in connection with such reaffirmation, executing and delivering this RAA.

RATIFICATION, ACKNOWLEDGMENT AND AMENDMENT TO CONTROL AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Bank’s Acknowledgment. Bank hereby acknowledges, confirms and agrees, subject to the Interim Financing Order, any other order issued by a court of competent jurisdiction related to the Accounts, and applicable law, that:

a. upon the entry of the Interim Financing Order, Bank shall continue to comply with its obligations under the DACA, as amended hereby (the “RAA DACA”);

b. upon the entry of the Interim Financing Order, the RAA DACA shall be deemed adopted, re-executed and assumed in full by each Customer, each as a debtor and debtor-in-possession in the Bankruptcy Cases;

c. all references to Customer in the RAA DACA shall be deemed to mean and include each Customer as a debtor and debtor-in-possession, and their respective successors and assigns (including any trustee or other fiduciary hereafter appointed as its legal representative or with respect to the property of the estate of such Customer whether under Chapter 11 of the Bankruptcy Code or any subsequent Chapter 7 case and its successor upon conclusion of the Bankruptcy Case of such Customer); and

d. upon the entry of the Interim Financing Order, from and after the date hereof, (i) the definition of “Credit Agreement,” as used in the RAA DACA, is hereby amended to include the DIP Credit Agreement and (ii) to the extent any Account is re-titled to reference the Bankruptcy Cases or the renaming of any Customer as “Debtor-in-Possession” or any similar moniker, the definition of such “Account” shall be amended to include such modifications to such Account titles.

2. Non-Bank Ratification, Acknowledgment and Amendment. Customer, First Priority Agent, and Second Priority Agent each hereby acknowledges, confirms and agrees that:

a. the RAA DACA is in full force and effect as of the date hereof;

b. the agreements and obligations of each Party contained in the RAA DACA are hereby ratified, restated, affirmed and confirmed and constitute the legal, valid and binding obligations of each such Party;

c. the commencement of the Bankruptcy Cases will not impair the validity or enforceability of the RAA DACA and will not otherwise limit or impair each Party’s obligations under the RAA DACA, and, upon the entry of the Interim Financing Order, each Party shall continue to comply with its obligations under the RAA DACA;

d. upon the entry of the Interim Financing Order, the RAA DACA shall be deemed adopted, re-executed and assumed in full by each Customer, each as a debtor and debtor-in-possession in the Bankruptcy Cases, and considered as agreements between such Customer, as a debtor and debtor-in-possession in the Bankruptcy Cases, and the other Parties;

e. notwithstanding any re-titling of any Account to reference the Bankruptcy Cases or the renaming of any Customer as “Debtor-in-Possession” or any similar moniker, the RAA DACA shall continue to remain in full force and effect with respect to each Account;

RATIFICATION, ACKNOWLEDGMENT AND AMENDMENT TO CONTROL AGREEMENT

f. all references to Customer in the RAA DACA shall be deemed to mean and include each Customer as a debtor and debtor-in-possession, and their respective successors and assigns (including any trustee or other fiduciary hereafter appointed as its legal representative or with respect to the property of the estate of such Customer whether under Chapter 11 of the Bankruptcy Code or any subsequent Chapter 7 case and its successor upon conclusion of the Bankruptcy Case of such Customer); and

g. upon the entry of the Interim Financing Order, from and after the date hereof, the definition of “Credit Agreement,” as used in the RAA DACA, is hereby amended to include the DIP Credit Agreement; and

h. each Customer and Second Priority Agent shall make, execute and deliver all such additional and further acts, things, deeds and instruments as the First Priority Agent may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure the Parties their respective rights under this RAA.

3. Miscellaneous.

(a) This RAA shall be governed by and construed and enforced in accordance with the laws of the State of New York with out giving effect to the conflict of laws rules thereof.

(b) This RAA may be executed in any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

(d) Section headings used in this RAA are for the convenience of reference only and are not a part of this RAA for any other purpose.

(e) Upon the effectiveness of this RAA, each reference in the DACA to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the RAA DACA as amended by this RAA and each reference to the DACA in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the RAA DACA, as amended by this RAA.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

RATIFICATION, ACKNOWLEDGMENT AND AMENDMENT TO CONTROL AGREEMENT

IN WITNESS WHEREOF, the Parties have caused this RAA to be duly executed by their respective officers duly authorized as of the date first written above.

BROADVIEW NETWORKS, INC.

By:
Name:
Title:

TRUCOM CORPORATION

By:
Name:
Title:

BRIDGECOM INTERNATIONAL, INC.

By:
Name:
Title:

BRIDGECOM SOLUTIONS GROUP, INC.

By:
Name:
Title:

CORECOMM-ATX, INC.

By:
Name:
Title:

EUREKA NETWORKS, LLC

By:
Name:
Title:

ARC NETWORKS, INC.

By:
Name:
Title:

SIGNATURES CONTINUED ON FOLLOWING PAGE

RATIFICATION, ACKNOWLEDGMENT AND AMENDMENT TO CONTROL AGREEMENT

BROADVIEW NETWORKS HOLDINGS, INC.

By:
Name:
Title:

First Priority Agent:	THE CIT GROUP/BUSINESS CREDIT, INC.

By:
Name:
Title:

Second Priority Agent:	THE BANK OF NEW YORK

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title:

RATIFICATION, ACKNOWLEDGMENT AND AMENDMENT TO CONTROL AGREEMENT

EXHIBIT B

FORM OF RATIFICATION, ACKNOWLEDGMENT AND

AMENDMENT TO CONTROL AGREEMENT

(UBS)

See Attached

RATIFICATION, ACKNOWLEDGMENT AND AMENDMENT TO

CONTROL AGREEMENT

This Ratification, Acknowledgment and Amendment to Control Agreement (“RAA”) is made and entered into on this 22nd day of August, 2012 by and among BROADVIEW NETWORKS, INC. (“BNI”) and BROADVIEW NETWORKS HOLDINGS, INC. (“BNH”) (individually, each a “Client” and collectively, the “Clients”), THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent under the DIP Credit Agreement (defined below) (in such capacity, “Creditor”), and UBS Financial Services, Inc. (“UBSFS”).

Background

A. Reference is made to the $25,000,000 Credit Agreement dated August 23, 2006, as amended, among Creditor, the other lenders signatory thereto (together with the Creditor, “Lenders”), the Clients, and certain of the Affiliates, and the other agreements, documents and instruments related thereto.

B. Reference is also made to that certain Account Control Agreement, dated November 11, 2010 (the “Control Agreement”), between and among the Clients, Creditor and UBSFS.

C. The Clients are about to commence, or have commenced, cases under Chapter 11 of the Bankruptcy Code (the “Bankruptcy Cases”) in which each Client is, or will be, a debtor and debtor-in-possession before the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). Each Client has retained possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its businesses as a debtor-in-possession.

D. It is anticipated that the Bankruptcy Court will enter an Interim Financing Order (as entered on the Bankruptcy Court’s docket, the “Interim Financing Order”) pursuant to which, among other things, the Creditor and the Lenders may make post-petition loans and advances and provide other financial accommodations to the Clients as set forth in the $25,000,000 Debtor in Possession Amended and Restated Credit Agreement dated as of the date hereof, among the Borrowers, Lenders and Creditor (the “DIP Credit Agreement”) and certain other agreements and instruments contemplated thereby (together with the DIP Credit Agreement, collectively, the “DIP Loan Documents”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the DIP Credit Agreement.

E. Lenders will enter into the DIP Loan Documents and will agree to make the Revolving Credit Loans described in the DIP Credit Agreement, subject to the terms and conditions thereof, conditioned upon, among other things, the Clients, Creditor, and UBSFS (each a “Party” and, collectively, the “Parties”) reaffirming their respective rights and obligations pursuant to the Control Agreement and, in connection with such reaffirmation, executing and delivering this RAA.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. UBSFS’s Acknowledgment. UBSFS hereby acknowledges, confirms and agrees, subject to the Interim Financing Order, any other order issued by a court of competent jurisdiction related to the Accounts, and applicable law, that:

a. upon the entry of the Interim Financing Order, UBSFS shall continue to comply with its obligations under the Control Agreement, as amended hereby (the “RAA Control Agreement”);

RATIFICATION, ACKNOWLEDGMENT AND AMENDMENT TO CONTROL AGREEMENT

b. upon the entry of the Interim Financing Order, the RAA Control Agreement shall be deemed adopted, re-executed and assumed in full by each Client, each as a debtor and debtor-in-possession in the Bankruptcy Cases;

c. all references to Client in the RAA Control Agreement shall be deemed to mean and include each Client as a debtor and debtor-in-possession, and their respective successors and assigns (including any trustee or other fiduciary hereafter appointed as its legal representative or with respect to the property of the estate of such Client whether under Chapter 11 of the Bankruptcy Code or any subsequent Chapter 7 case and its successor upon conclusion of the Bankruptcy Case of such Client); and

d. upon the entry of the Interim Financing Order, from and after the date hereof, (i) the definition of “Credit Agreement,” as used in the RAA Control Agreement, is hereby amended to include the DIP Credit Agreement and (ii) to the extent any Account is re-titled to reference the Bankruptcy Cases or the renaming of any Client as “Debtor-in-Possession” or any similar moniker, the definition of such “Account” shall be amended to include such modifications to such Account titles.

2. Non-UBSFS Ratification, Acknowledgment and Amendment. Client and Creditor each hereby acknowledges, confirms and agrees that:

a. the RAA Control Agreement is in full force and effect as of the date hereof;

b. the agreements and obligations of each Party contained in the RAA Control Agreement are hereby ratified, restated, affirmed and confirmed and constitute the legal, valid and binding obligations of each such Party;

c. the commencement of the Bankruptcy Cases will not impair the validity or enforceability of the RAA Control Agreement and will not otherwise limit or impair each Party’s obligations under the RAA Control Agreement, and, upon the entry of the Interim Financing Order, each Party shall continue to comply with its obligations under the RAA Control Agreement;

d. upon the entry of the Interim Financing Order, the RAA Control Agreement shall be deemed adopted, re-executed and assumed in full by each Client, each as a debtor and debtor-in-possession in the Bankruptcy Cases, and considered as agreements between such Client, as a debtor and debtor-in-possession in the Bankruptcy Cases, and the other Parties;

e. notwithstanding any re-titling of any Account to reference the Bankruptcy Cases or the renaming of any Client as “Debtor-in-Possession” or any similar moniker, the RAA Control Agreement shall continue to remain in full force and effect with respect to each Account;

f. all references to Client in the RAA Control Agreement shall be deemed to mean and include each Client as a debtor and debtor-in-possession, and their respective successors and assigns (including any trustee or other fiduciary hereafter appointed as its legal representative or with respect to the property of the estate of such Client whether under Chapter 11 of the Bankruptcy Code or any subsequent Chapter 7 case and its successor upon conclusion of the Bankruptcy Case of such Client); and

g. each Client shall make, execute and deliver all such additional and further acts, things, deeds and instruments as the Creditor may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure the Parties their respective rights under this RAA.

RATIFICATION, ACKNOWLEDGMENT AND AMENDMENT TO CONTROL AGREEMENT

3. Miscellaneous.

(a) This RAA shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof.

(b) This RAA may be executed in any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

(d) Section headings used in this RAA are for the convenience of reference only and are not a part of this RAA for any other purpose.

(e) Upon the effectiveness of this RAA, each reference in the Control Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the RAA Control Agreement as amended by this RAA and each reference to the Control Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the RAA Control Agreement, as amended by this RAA.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

RATIFICATION, ACKNOWLEDGMENT AND AMENDMENT TO CONTROL AGREEMENT

IN WITNESS WHEREOF, the Parties have caused this RAA to be duly executed by their respective officers duly authorized as of the date first written above.

Clients:	BROADVIEW NETWORKS, INC.

By:
Name:
Title:

BROADVIEW NETWORKS HOLDINGS, INC.

By:
Name:
Title:

Creditor:	THE CIT GROUP/BUSINESS CREDIT, INC.

By:
Name:
Title:

UBSFS:	UBS Financial Services, Inc.

By:
Name:
Title:

RATIFICATION, ACKNOWLEDGMENT AND AMENDMENT TO CONTROL AGREEMENT

EXHIBITS C and D

FORMS OF AMENDED AND RESTATED PRE-PETITION IP SECURITY AGREEMENTS

See Attached

EXECUTION COPY

AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT

AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT dated as of August     , 2012, by between BROADVIEW NETWORKS HOLDINGS, INC., a New York corporation, as debtor and debtor in possession (“Grantor”), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, in its capacity as administrative agent for the Secured Parties (in such capacity, “Administrative Agent”). All capitalized terms used in this Amended and Restated Trademark Security Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the DIP Credit Agreement (defined below), which definitions are incorporated by reference into this Amended and Restated Trademark Security Agreement as if fully set forth herein.

W I T N E S S E T H:

WHEREAS, Grantor is a Credit Party pursuant to the terms of that certain $25,000,000 Debtor-in-Possession Amended and Restated Credit Agreement, dated of even date herewith, by and among the Credit Parties, the Administrative Agent, and the Lenders (the “DIP Credit Agreement”);

WHEREAS, as a condition precedent to closing the DIP Credit Agreement and as an acknowledgment of Administrative Agent’s continuing Lien on, and security interest in, the Trademarks (as defined in the Collateral Agreement), Grantor is required to execute and deliver to Administrative Agent, for itself and the ratable benefit of the Secured Parties (as defined in the Collateral Agreement), this Amended and Restated Trademark Security Agreement;

NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

1. Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in all of the following property, whether tangible or intangible, whether now or hereafter existing, owned or acquired by the Grantor and wherever located: all of the Grantor’s right, title and interest in and to:

(i) (a) all Trademarks, rights and interests in trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, whether registered or unregistered, all registrations and recordings thereof, and all applications in connection therewith (other than each application to register any trademark or service mark prior to the filing under Applicable Law of a verified statement of use for such trademark or service mark) anywhere in the world, including, without limitation, those described on Schedule A, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements of any of the foregoing, (d)

the right to sue for past, present and future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing (including the goodwill) throughout the world;

(ii) any agreement now or hereafter in existence, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, those described on Schedule B; and

(iii) all products and proceeds of the foregoing and, to the extent not otherwise included, (A) all payments under insurance (whether or not the Administrative Agent is the loss payee thereof) and (B) all tort claims, and all collateral security and Supporting Obligations (as now or hereafter defined in the UCC) given by any Person with respect to any of the foregoing).

2. The security interests granted pursuant to this Amended and Restated Trademark Security Agreement are granted in conjunction with the security interests granted to Administrative Agent, on behalf of itself and the Secured Parties, pursuant to the Collateral Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Collateral Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Agreement are deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall govern.

3. This Amended and Restated Trademark Security Agreement amends and restates in its entirety that certain Trademark Security Agreement, dated August 23, 2006, by Grantor in favor Administrative Agent (the “Prior Agreement”). This Amended and Restated Trademark Security Agreement is not, nor shall it be deemed to be, a novation of the Prior Agreement.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

BROADVIEW NETWORKS HOLDINGS, INC., as Grantor

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF

COUNTY OF

I,                                         , a Notary Public for said County and State, do hereby certify that                                          personally appeared before me this day and stated that (s)he is                                          of Broadview Networks Holdings, Inc., and acknowledged on behalf of Broadview Networks Holdings, Inc. the due execution of the foregoing instrument.

Witness my hand and official seal, this      day of             , 2012.

Notary Public

My commission expires:

[Signature Pages Continue]

3

Agreed and Accepted as of the day of , 2012

THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent

By:
Name:
Title:

4

SCHEDULE A

to Amended and Restated Trademark Security

Agreement

SCHEDULE A

Trademark Registrations/Applications

Trademark Registrations

Country	Trademark	Reg. No.	Reg. Date

US	Broadview Networks	2,494,916	10/02/2001

US	Broadviewnet.com	2,828,186	03/30/2004

Pending Trademark Applications

None.

SCHEDULE B

to Amended and Restated Trademark Security

Agreement

TRADEMARK LICENSES

None.

EXECUTION COPY

AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT

AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT dated as of August     , 2012, by between BROADVIEW NETWORKS, INC., a New York corporation, as debtor and debtor in possession (“Grantor”), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, in its capacity as administrative agent for the Secured Parties (in such capacity, “Administrative Agent”). All capitalized terms used in this Amended and Restated Trademark Security Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the DIP Credit Agreement (defined below), which definitions are incorporated by reference into this Amended and Restated Trademark Security Agreement as if fully set forth herein.

W I T N E S S E T H:

WHEREAS, Grantor is a Credit Party pursuant to the terms of that certain $25,000,000 Debtor-in-Possession Amended and Restated Credit Agreement, dated of even date herewith, by and among the Credit Parties, the Administrative Agent, and the Lenders (the “DIP Credit Agreement”);

WHEREAS, as a condition precedent to closing the DIP Credit Agreement and as an acknowledgment of Administrative Agent’s continuing Lien on, and security interest in, the Trademarks (as defined in the Collateral Agreement), Grantor is required to execute and deliver to Administrative Agent, for itself and the ratable benefit of the Secured Parties (as defined in the Collateral Agreement), this Amended and Restated Trademark Security Agreement;

NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

1. Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in all of the following property, whether tangible or intangible, whether now or hereafter existing, owned or acquired by the Grantor and wherever located: all of the Grantor’s right, title and interest in and to:

(i) (a) all Trademarks, rights and interests in trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, whether registered or unregistered, all registrations and recordings thereof, and all applications in connection therewith (other than each application to register any trademark or service mark prior to the filing under Applicable Law of a verified statement of use for such trademark or service mark) anywhere in the world, including, without limitation, those described on Schedule A, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements of any of the foregoing, (d)

the right to sue for past, present and future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing (including the goodwill) throughout the world;

(ii) any agreement now or hereafter in existence, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, those described on Schedule B; and

(iii) all products and proceeds of the foregoing and, to the extent not otherwise included, (A) all payments under insurance (whether or not the Administrative Agent is the loss payee thereof) and (B) all tort claims, and all collateral security and Supporting Obligations (as now or hereafter defined in the UCC) given by any Person with respect to any of the foregoing).

2. The security interests granted pursuant to this Amended and Restated Trademark Security Agreement are granted in conjunction with the security interests granted to Administrative Agent, on behalf of itself and the Secured Parties, pursuant to the Collateral Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Collateral Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Agreement are deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall govern.

3. This Amended and Restated Trademark Security Agreement amends and restates in its entirety that certain Trademark Security Agreement, dated August 23, 2006, by Grantor in favor Administrative Agent (the “Prior Agreement”). This Amended and Restated Trademark Security Agreement is not, nor shall it be deemed to be, a novation of the Prior Agreement.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

BROADVIEW NETWORKS, INC., as Grantor

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF

COUNTY OF

I,                                         , a Notary Public for said County and State, do hereby certify that                                          personally appeared before me this day and stated that (s)he is                                          of Broadview Networks, Inc., and acknowledged on behalf of Broadview Networks, Inc. the due execution of the foregoing instrument.

Witness my hand and official seal, this      day of             , 2012.

Notary Public

My commission expires:

[Signature Pages Continue]

3

Agreed and Accepted as of the day of , 2012

THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent

By:
Name:
Title:

4

SCHEDULE A

to Amended and Restated Trademark Security

Agreement

SCHEDULE A

Trademark Registrations/Applications

Trademark Registrations

Trademark	Reg. No.	Reg. Date	Country

Eye Design (logo)	2,559,668	04/09/2002	USA

Broadspeed	2,486,260	09/04/2001	USA

NATURAL CONVERGENCE	3,199,996	01/23/2007	USA
SILHOUETTE	2,957,599	05/31/2005	USA
OFFICESUITE PLUS	4,144,049	08/30/2011	USA

OFFICESUITE PLUS	4,144,055	05/15/2012	USA
INDIVIDUAL OFFICESUITE PLUS	4,144,057	05/15/2012	USA
EXECUTIVE OFFICESUITE	4,043,306	10/18/2011	USA

BROADVIEW OFFICESUITE	4,176,438	07/17/2012	USA

SILHOUETTE Design & word mark (logo)	4,078,255	12/27/2011	USA

Design (logo)	4,078,256	12/27/2011	USA

BROADVIEW NETWORKS	4,138,173	05/08/2012	USA

Pending Trademark Applications

None.

SCHEDULE B

to Amended and Restated Trademark Security

Agreement

TRADEMARK LICENSES

None.

EXHIBITS E THROUGH H

FORMS OF POST-PETITION IP SECURITY AGREEMENTS

See Attached

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT, dated as of August     , 2012, by between BROADVIEW NETWORKS, INC., a New York corporation, as debtor and debtor in possession (“Grantor”), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, in its capacity as administrative agent for the Secured Parties (in such capacity, “Administrative Agent”). All capitalized terms used in this Copyright Security Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the DIP Credit Agreement (defined below), which definitions are incorporated by reference into this Copyright Security Agreement as if fully set forth herein.

W I T N E S S E T H:

WHEREAS, Grantor is a Credit Party pursuant to the terms of that certain $25,000,000 Debtor-in-Possession Amended and Restated Credit Agreement, dated of even date herewith, by and among the Credit Parties, the Administrative Agent, and the Lenders (the “DIP Credit Agreement”);

WHEREAS, as a condition precedent to closing the DIP Credit Agreement and as an acknowledgment of Administrative Agent’s continuing Lien on, and security interest in, the Copyrights (as defined in the Collateral Agreement), Grantor is required to execute and deliver to Administrative Agent, for itself and the ratable benefit of the Secured Parties (as defined in the Collateral Agreement), this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Grantor hereby grants to Administrative Agent, on behalf of itself and the Secured Parties, a continuing first priority security interest in all of Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

(a) all right, title, and interest in and to all Copyrights and all applications for registration, registrations and recordings relating to any of the foregoing as may be filed in the United States Copyright Office, any State thereof, any political subdivision thereof or in any similar office or agency in any other country or jurisdiction, including, but not limited to, the United States copyright registrations and applications referred to on Schedule I hereto (as such schedule may be amended or supplemented from time to time);

(b) all rights of Grantor in all present and future agreements containing a license of copyrights to Grantor (subject to the rights of the licensors therein) pertaining to the foregoing;

(c) all income, fees, royalties and other payments at any time due or payable with respect to the foregoing, including, without limitation, payments under all licenses at any time entered into in connection therewith;

(d) the right to sue for past, present and future infringements of any of the foregoing;

(e) all rights corresponding thereto throughout the world with respect to the foregoing; and

(f) all Proceeds of any of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

2. SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Administrative Agent, on behalf of itself and Secured Parties, pursuant to the Collateral Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the DIP Credit Agreement, the provisions of the DIP Credit Agreement shall control.

3. GOVERNING LAW. The validity, interpretation and enforcement of this Copyright Security Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

4. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Copyright Security Agreement. Any party delivering an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Copyright Security Agreement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

BROADVIEW NETWORKS, INC.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent

By:
Name:
Title:

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

On this      day of             , 20     , before me personally appeared                                         , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of BROADVIEW NETWORKS, INC., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

COPYRIGHTS (with Application/Registration numbers, as applicable)

Copyright	Country	Reg. No.	Reg. Date
OfficeSuite Quick Reference Guide 24 Key IP Phone	USA	TX7551257	06/13/2012

OfficeSuite Quick Reference Guide 5220 IP Phone	USA	TX7551238	06/13/2012

OfficeSuite Installation Guide	USA	TX7551164	06/12/2012

How Employees and Support Staff Can Quickly and Easily Manage Their Cloud-Based Phone Solution	USA	TX7550213	06/11/2012

OfficeSuite Best Practices Guide	USA	TX7549496	06/09/2012

OfficeSuite USB Phone Quick Start Guide	USA	TX7545401	05/15/2012

OfficeSuite ACD Tenant Administrator Reference Guide	USA	TX7542693	05/18/2012

5 Considerations When Picking a Cloud-Based Phone Provider	USA	TX7542628	05/18/2012

OfficeSuite Softphone Quick Start Guide	USA	TX7540885	05/14/2012

OfficeSuite Quick Reference Guide 5304 IP Phone	USA	TX7538746	05/04/2012

OfficeSuite Quick Reference Guide 5340 IP Phone	USA	TX7538551	05/04/2012

Broadview Frontline E-mail Security	USA	TX7533561	04/19/2012

OfficeSuite Quick Start Guide for Users	USA	TX7533133	04/19/2012

OfficeSuite Administrator Quick Reference Guide	USA	TX7532906	04/18/2012

OfficeSuite Quick Reference Guide	USA	TX7532616	04/17/2012

OfficeSuite Administrator Reference Guide	USA	TX7532532	04/17/2012

6 Ways to Immediately Improve Your Customer Experience	USA	TX7532174	04/16/2012

OFFICESUITE Website	USA	TX7503485	02/08/2012

Master Website	USA	TX7502047	02/08/2012

Improving Your Business Operations with a Cloud-Based Hosted Phone System	USA	TX7558409	05/19/2012

Broadview FrontLine Managed Firewall	USA	TX7559006	07/02/2012

Broadview Frontline	USA	TX7559026	07/02/2012

COPYRIGHT APPLICATIONS

None.

COPYRIGHT LICENSES

None.

EXECUTION COPY

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT dated as of August     , 2012, by between EUREKA BROADBAND CORPORATION, a Delaware corporation, as debtor and debtor in possession (“Grantor”), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, in its capacity as administrative agent for the Secured Parties (in such capacity, “Administrative Agent”). All capitalized terms used in this Trademark Security Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the DIP Credit Agreement (defined below), which definitions are incorporated by reference into this Trademark Security Agreement as if fully set forth herein.

W I T N E S S E T H:

WHEREAS, Grantor is a Credit Party pursuant to the terms of that certain $25,000,000 Debtor-in-Possession Amended and Restated Credit Agreement, dated of even date herewith, by and among the Credit Parties, the Administrative Agent, and the Lenders (the “DIP Credit Agreement”);

WHEREAS, as a condition precedent to closing the DIP Credit Agreement and as an acknowledgment of Administrative Agent’s continuing Lien on, and security interest in, the Trademarks (as defined in the Collateral Agreement), Grantor is required to execute and deliver to Administrative Agent, for itself and the ratable benefit of the Secured Parties (as defined in the Collateral Agreement), this Trademark Security Agreement;

NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

1. Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in all of the following property, whether tangible or intangible, whether now or hereafter existing, owned or acquired by the Grantor and wherever located: all of the Grantor’s right, title and interest in and to:

(i) (a) all Trademarks, rights and interests in trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, whether registered or unregistered, all registrations and recordings thereof, and all applications in connection therewith (other than each application to register any trademark or service mark prior to the filing under Applicable Law of a verified statement of use for such trademark or service mark) anywhere in the world, including, without limitation, those described on Schedule A. (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing (including the goodwill) throughout the world;

(ii) any agreement now or hereafter in existence, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, those described on Schedule B; and

(iii) all products and proceeds of the foregoing and, to the extent not otherwise included, (A) all payments under insurance (whether or not the Administrative Agent is the loss payee thereof) and (B) all tort claims, and all collateral security and Supporting Obligations (as now or hereafter defined in the UCC) given by any Person with respect to any of the foregoing).

2. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Administrative Agent, on behalf of itself and the Secured Parties, pursuant to the Collateral Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Collateral Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Agreement are deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall govern.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

EUREKA BROADBAND CORPORATION, as Grantor

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF

COUNTY OF

I,                                         , a Notary Public for said County and State, do hereby certify that                                          personally appeared before me this day and stated that (s)he is                                      of Eureka Broadband Corporation, and acknowledged on behalf of Eureka Broadband Corporation the due execution of the foregoing instrument.

Witness my hand and official seal, this      day of             , 2012.

Notary Public

My commission expires:

[Signature Pages Continue]

3

Agreed and Accepted as of the day of , 2012

THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent

By:
Name:
Title:

4

SCHEDULE A

to Trademark Security

Agreement

SCHEDULE A

Trademark Registrations/Applications

Trademark Registrations

Country	Trademark	Reg. No.	Reg. Date

US	EUREKA	2,986,711	08/23/2005

Pending Trademark Applications

None.

SCHEDULE B

to Trademark Security

Agreement

TRADEMARK LICENSES

None.

EXECUTION COPY

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT, dated as of August     , 2012, by between BROADVIEW NETWORKS, INC., a New York corporation, as debtor and debtor in possession (“Grantor”), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, in its capacity as administrative agent for the Secured Parties (in such capacity, “Administrative Agent”). All capitalized terms used in this Patent Security Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the DIP Credit Agreement (defined below), which definitions are incorporated by reference into this Patent Security Agreement as if fully set forth herein.

W I T N E S S E T H:

WHEREAS, Grantor is a Credit Party pursuant to the terms of that certain $25,000,000 Debtor-in-Possession Amended and Restated Credit Agreement, dated of even date herewith, by and among the Credit Parties, the Administrative Agent, and the Lenders (the “DIP Credit Agreement”);

WHEREAS, as a condition precedent to closing the DIP Credit Agreement and as an acknowledgment of Administrative Agent’s continuing Lien on, and security interest in, the Patents (as defined in the Collateral Agreement), Grantor is required to execute and deliver to Administrative Agent, for itself and the ratable benefit of the Secured Parties (as defined in the Collateral Agreement), this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1. Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties (as defined in the Collateral Agreement), a continuing security interest in, all of such Grantor’s right, title and interest in the following property, now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, and wherever located or deemed located:

(i) all Patents, rights and interests in patents, patentable inventions and patent applications anywhere in the world, including, without limitation, those listed on Schedule A hereto, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages or payments now or foregoing, including, without limitation, damages or payments for past, present or future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing throughout the world.

(ii) all agreements now or hereafter in existence, whether written, implied or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, those listed on Schedule B hereto;

(iii) all products and proceeds of the foregoing and, to the extent not otherwise included, (A) all payments under insurance (whether or not the Administrative Agent is the loss payee thereof) and (B) all tort claims, and all collateral security and Supporting Obligations (as now or hereafter defined in the UCC) given by any Person with respect to any of the foregoing).

2. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Administrative Agent, on behalf of itself and the Secured Parties, pursuant to the Collateral Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Collateral Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Patent Security Agreement are deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall govern.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the undersigned have executed this Patent Security Agreement as of the date set forth above.

BROADVIEW NETWORKS, INC., as Grantor

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF

COUNTY OF

I,                                         , a Notary Public for said County and State, do hereby certify that                                          personally appeared before me this day and stated that (s)he is                                          of Broadview Networks, Inc., and acknowledged on behalf of Broadview Networks Holdings, Inc. the due execution of the foregoing instrument.

Witness my hand and official seal, this      day of             , 2012.

Notary Public

My commission expires:

[Signature Pages Continue]

3

Agreed and Accepted as of the day of , 2012

THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent

By:
Name:
Title:

4

SCHEDULE A

to Patent Security

Agreement

SCHEDULE A

Issues Patents

Issued Patents

Country	Patent No.	Issue Date	Owner	Description

US	6,097,804	08/01/2000	Broadview Networks, Inc.	Method and system for completing a voice connection between first and second voice terminals in a switched telephone network
US	6,226,289	05/01/2001	Broadview Networks, Inc.	Method and apparatus for dynamically routing calls in an intelligent network
US	6,236,722	05/22/2001	Broadview Networks, Inc.	Method and system for using TCAP signaling for improved call setup from a virtual switching point
US	6,493,444	10/10/2002	Broadview Networks, Inc.	Enhanced application telephone network
US	6,724,876	04/20/2004	Broadview Networks, Inc.	Method and apparatus for effecting telecommunications service features using call control information extracted from a bearer channel in a telecommunications network
US	6,766,009	07/20/2004	Broadview Networks, Inc.	Method and system for correlating telephone calls with information delivery
US	6,839,422	01/04/2005	Broadview Networks, Inc.	Method and apparatus for providing local call treatment discrimination for selected calls on a switched telephone network
US	7,206,582	04/17/2007	Broadview Networks, Inc.	Method, system, and apparatus for call path reconfiguration

Country	Patent No.	Issue Date	Owner	Description

US	7,289,805	10/30/2007	Broadview Networks, Inc.	Method and system for providing a temporary subscriber identity to a roaming mobile communications device
US	7,636,431	12/22/2009	Broadview Networks, Inc.	Method and apparatus for subscriber control of an inbound call
US	8,208,412	06/26/2012	Broadview Networks, Inc.	Method and system for network address translation (NAT) traversal of real time protocol (RTP) media
Canada	2539527	05/17/2011	Broadview Networks, Inc.	System and method for providing a temporary subscriber identity to a roaming mobile communications device
Canada	2515326	10/12/2010	Broadview Networks, Inc.	Method, system and apparatus for call path reconfiguration
Canada	2349125	06/28/2005	Broadview Networks, Inc.	Method and apparatus for effecting telecommunications service features using call control information extracted from a bearer channel in a telecommunications network
Canada	2300653	09/09/2003	Broadview Networks, Inc.	Enhanced application telephone network
Canada	2270601	05/28/2002	Broadview Networks, Inc.	Method and system for using TCAP signaling for improved call setup from a virtual switching point
Canada	2225937	12/04/2001	Broadview Networks, Inc.	Method and system for completing a voice connection between first and second voice terminals in a switched telephone network
Canada	2216620	06/25/2002	Broadview Networks, Inc.	Method and apparatus for dynamically routing calls in an intelligent network
Europe	EP1018271	01/09/2004	Broadview Networks, Inc.	Method and Apparatus for Dynamically Routing Calls in an Intelligent Network

Country	Patent No.	Issue Date	Owner	Description

Great Britain	GB2464247	04/14/2010	Broadview Networks, Inc.	Method and system for dynamic call anchoring
Mexico	MX217558		Broadview Networks, Inc.	Method and System for Improved Call Setup
Mexico	MX218335		Broadview Networks, Inc.	Method and Apparatus for Dynamically Routing Calls in an Intelligent Network

Mexico	MX220616		Broadview Networks, Inc.	Method and System for Completing a Voice Connection Between First and Second Voice Terminals in a Switched Telephone Network
International	WO/1999/ 016256	04/01/1999	Broadview Networks, Inc.	Method and Apparatus for Dynamically Routing Calls in an Intelligent Network

Patent Applications

Country	Application No.	Filing Date	Owner	Description

US	11/461,649	08/01/2006	Broadview Networks, Inc.	Method and system for directed call establishment to facilitate the provision of enhanced communications services

US	11/424,930	06/19/2006	Broadview Networks, Inc.	METHOD AND SYSTEM FOR A COMMUNICATIONS SESSION JOIN FUNCTION TO FACILITATE THE PROVISION OF ENHANCED COMMUNICATIONS SERVICES

US	11/833,332	08/03/2007	Broadview Networks, Inc.	METHOD AND SYSTEM FOR DYNAMIC CALL ANCHORING

Country	Application No.	Filing Date	Owner	Description

US	12/305,763	01/08/2008	Broadview Networks, Inc.	METHOD AND SYSTEM FOR MEDIATED CODEC NEGOTIATION

Canada	2674098	12/28/2007	Broadview Networks, Inc.	Method and system for network address translation (NAT) traversal of real time protocol (RTP) media

Canada	2594944	07/25/2007	Broadview Networks, Inc.	Method and system for directed call establishment to facilitate the provision of enhanced communications services

Canada	2561013	03/23/2005	Broadview Networks, Inc.	Method and apparatus for subscriber control of an inbound call

Europe	EP2116007	12/28/2007	Broadview Networks, Inc.	Method and system for network address translation (NAT) traversal of real time protocol (RTP) media

Europe	EP2052567	07/25/2007	Broadview Networks, Inc.	Method and System for Directed Call Establishment to Facilitate the Provision of Enhanced Communications Services

Europe	EP1730941	03/23/2005	Broadview Networks, Inc.	Method and System for Subscriber Control of an Inbound Call

Europe	EP1703760	03/14/2006	Broadview Networks, Inc.	Method and System for Providing a Temporary Subscriber Identity to a Roaming Mobile Communications Device

Great Britain	1018271 UK		Broadview Networks, Inc.	Method and Apparatus for Dynamically Routing Calls in an Intelligent Network

SCHEDULE B

to Patent Security

Agreement

PATENT LICENSES

None.

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT, dated as of August     , 2012, by between ATX TELECOMMUNICATIONS SERVICES OF VIRGINIA, LLC, a Delaware limited liability company, as debtor and debtor in possession (“Grantor”), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, in its capacity as administrative agent for the Secured Parties (in such capacity, “Administrative Agent”). All capitalized terms used in this Copyright Security Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the DIP Credit Agreement (defined below), which definitions are incorporated by reference into this Copyright Security Agreement as if fully set forth herein.

W I T N E S S E T H:

WHEREAS, Grantor is a Credit Party pursuant to the terms of that certain $25,000,000 Debtor-in-Possession Amended and Restated Credit Agreement, dated of even date herewith, by and among the Credit Parties, the Administrative Agent, and the Lenders (the “DIP Credit Agreement”);

WHEREAS, as a condition precedent to closing the DIP Credit Agreement and as an acknowledgment of Administrative Agent’s continuing Lien on, and security interest in, the Copyrights (as defined in the Collateral Agreement), Grantor is required to execute and deliver to Administrative Agent, for itself and the ratable benefit of the Secured Parties (as defined in the Collateral Agreement), this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Grantor hereby grants to Administrative Agent, on behalf of itself and the Secured Parties, a continuing first priority security interest in all of Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

(a) all right, title, and interest in and to all Copyrights and all applications for registration, registrations and recordings relating to any of the foregoing as may be filed in the United States Copyright Office, any State thereof, any political subdivision thereof or in any similar office or agency in any other country or jurisdiction, including, but not limited to, the United States copyright registrations and applications referred to on Schedule I hereto (as such schedule may be amended or supplemented from time to time);

(b) all rights of Grantor in all present and future agreements containing a license of copyrights to Grantor (subject to the rights of the licensors therein) pertaining to the foregoing;

(c) all income, fees, royalties and other payments at any time due or payable with respect to the foregoing, including, without limitation, payments under all licenses at any time entered into in connection therewith;

(d) the right to sue for past, present and future infringements of any of the foregoing;

(e) all rights corresponding thereto throughout the world with respect to the foregoing; and

(f) all Proceeds of any of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

2. SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Administrative Agent, on behalf of itself and Secured Parties, pursuant to the Collateral Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the DIP Credit Agreement, the provisions of the DIP Credit Agreement shall control.

3. GOVERNING LAW. The validity, interpretation and enforcement of this Copyright Security Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

4. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Copyright Security Agreement. Any party delivering an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Copyright Security Agreement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

ATX TELECOMMUNICATIONS SERVICES OF VIRGINIA, LLC

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent

By:
Name:
Title:

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

On this      day of             , 20    , before me personally appeared                                         , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ATX TELECOMMUNICATIONS SERVICES OF VIRGINIA, LLC, who being by me duly sworn did depose and say that he is an authorized officer of said company, that the said instrument was signed on behalf of said company as authorized by its Managing Member and that he acknowledged said instrument to be the free act and deed of said company.

Notary Public

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

COPYRIGHTS (with Application/Registration numbers, as applicable)

Copyright	Country	Reg. No.	Reg. Date
ATX Telecommunications Services 3/1993 general marketing brochure	USA	TX3509284	03/12/1993

COPYRIGHT APPLICATIONS

None.

COPYRIGHT LICENSES

None.

Schedule 3.6

Legal Name; Jurisdiction of Organization; Taxpayer ID; Mailing Address;

Chief Executive Office and Other Locations

Name of Obligor/Chief Executive Office and Principal Place of Business	Jurisdiction of Organization	Tax ID Number
Broadview Networks Holdings, Inc. 800 Westchester Ave., Rye Brook, NY 10573	Delaware	11-3310798

Broadview Networks, Inc. 800 Westchester Ave., Rye Brook, NY 10573	New York	16-1401082

BV-BC Acquisition Corporation 800 Westchester Ave., Rye Brook, NY 10573	Delaware	20-5377846

Broadview NP Acquisition Corp. 800 Westchester Ave., Rye Brook, NY 10573	Delaware	51-0402734

OPEN SUPPORT SYSTEMS LLC 800 Westchester Ave., Rye Brook, NY 10573	Connecticut	11-3409972

ATX Communications, Inc. 800 Westchester Ave., Rye Brook, NY 10573	Delaware	13-4078506

Eureka Broadband Corporation 800 Westchester Ave., Rye Brook, NY 10573	Delaware	06-1506004

Broadview Networks of Virginia, Inc. 800 Westchester Ave., Rye Brook, NY 10573	Virginia	06-1596404

Broadview Networks of Massachusetts, Inc. 800 Westchester Ave., Rye Brook, NY 10573	Delaware	11-3448054

BridgeCom Holdings, Inc. 800 Westchester Ave., Rye Brook, NY 10573	Delaware	13-4162965

CoreComm Communications, LLC 800 Westchester Ave., Rye Brook, NY 10573	Delaware	13-4072077

Eureka Holdings, LLC 800 Westchester Ave., Rye Brook, NY 10573	Delaware	20-4453279

BridgeCom International, Inc. 800 Westchester Ave., Rye Brook, NY 10573	Delaware	13-4123985

BridgeCom Solutions Group, Inc. 800 Westchester Ave., Rye Brook, NY 10573	Delaware	13-4123989

TruCom Corporation 800 Westchester Ave., Rye Brook, NY 10573	New York	13-3940714

Name of Obligor/Chief Executive Office and Principal Place of Business	Jurisdiction of Organization	Tax ID Number
Digicom, Inc. 800 Westchester Ave., Rye Brook, NY 10573	Ohio	34-1460777

CoreComm-ATX, Inc. 800 Westchester Ave., Rye Brook, NY 10573	Delaware	23-3060529

Eureka Telecom, Inc. 800 Westchester Ave., Rye Brook, NY 10573	New York	13-3793720

Eureka Telecom of VA, Inc. 800 Westchester Ave., Rye Brook, NY 10573	Virginia	52-2325508

ATX Licensing, Inc. 800 Westchester Ave., Rye Brook, NY 10573	Delaware	23-3039838

Eureka Networks, LLC 800 Westchester Ave., Rye Brook, NY 10573	Delaware	20-3341244

InfoHighway Communications Corporation 800 Westchester Ave., Rye Brook, NY 10573	Delaware	76-0530551

ATX Telecommunication Services of Virginia, LLC 800 Westchester Ave., Rye Brook, NY 10573	Delaware	31-1773888

InfoHighway of Virginia, Inc. 800 Westchester Ave., Rye Brook, NY 10573	Virginia	26-0291600

A.R.C. Networks, Inc. 800 Westchester Ave., Rye Brook, NY 10573	New York	11-3240814

nex-i.com inc. 800 Westchester Ave., Rye Brook, NY 10573	New Jersey	22-3697035

Info-Highway International, Inc. 800 Westchester Ave., Rye Brook, NY 10573	Texas	76-0438543

ARC Networks, Inc. 800 Westchester Ave., Rye Brook, NY 10573	Delaware	11-3464934

Schedule 3.9

Commercial Tort Claims

None.

Schedule 3.10

Deposit Accounts

Bank	Entity	Account Number
Citibank, N.A.	Broadview Networks, Inc.	38674481
1022 Broadway	Broadview Networks, Inc.	09963276
Thornwood, NY 10594	Broadview Networks, Inc.	09963268
	Broadview Networks, Inc.	39922352
	Broadview Networks, Inc.	49571189
	Broadview Networks, Inc.	49571226
	Broadview Networks, Inc.	9937549378
	Broadview Networks, Inc.	9937552139
	Broadview Networks, Inc.	9937555321
	Broadview Networks, Inc.	9946878237
	Bridgecom International, Inc.	38674502
	Bridgecom International, Inc.	68015479
	Bridgecom International, Inc.	49571170
	Bridgecom Solutions Group, Inc.	68015540
	Bridgecom Solutions Group, Inc.	38674529
	Broadview Networks Holdings, Inc.	39920672
	CoreComm-ATX, Inc.	9973402496
	CoreComm-ATX, Inc	38675986
	Eureka Networks, LLC	9975348489
	Eureka Networks, LLC	38675978
	ARC Networks, Inc.	9977624678
UBS Financial Services Inc. 709 Westchester Avenue 4th Floor White Plains, NY 10604	Broadview Networks, Inc.	WP31503

SCHEDULE 3.11

Intellectual Property

1. The listing of Trademarks (as defined in the Collateral Agreement) should include: (a) the Trademark; (b) Registration Number or Serial Number; (c) the Owner; (d) the Filing Date or the Registration Date (and country in the case of non-US registered Trademarks).

US Registered Trademarks

Trademark	Reg. No.	Reg. Date	Owner

Broadview Networks Holdings, Inc.	2,494,916	10/02/2001	Broadview Networks

Eye Design (logo)	2,559,668	04/09/2002	Broadview Networks, Inc.

Broadspeed	2,486,260	09/04/2001	Broadview Networks, Inc.

Broadviewnet.com Holdings, Inc.	2,828,186	03/30/2004	Broadview Networks

Eureka Corporation	2,986,711	08/23/2005	Eureka Broadband

NATURAL CONVERGENCE	3,199,996	01/23/2007	Broadview Networks, Inc.

SILHOUETTE	2,957,599	05/31/2005	Broadview Networks, Inc.

OFFICESUITE PLUS	4,144,049	08/30/2011	Broadview Networks, Inc.

OFFICESUITE PLUS INDIVIDUAL	4,144,055	05/15/2012	Broadview Networks, Inc.

OFFICESUITE PLUS EXECUTIVE	4,144,057	05/15/2012	Broadview Networks, Inc.

OFFICESUITE	4,043,306	10/18/2011	Broadview Networks, Inc.

BROADVIEW OFFICESUITE	4,176,438	07/17/2012	Broadview Networks, Inc.

SILHOUETTE Design & word mark (logo)	4,078,255	12/27/2011	Broadview Networks, Inc.

Design (logo)	4,078,256	12/27/2011	Broadview Networks, Inc.

BROADVIEW NETWORKS	4,138,173	05/08/2012	Broadview Networks, Inc.

Non-US Registered Trademarks

Country	Trademark	Reg. No.	Reg. Date	Owner
UK, Inc. Benelux	SILHOUETTE	1080715	05/25/2011	Broadview Networks,

Canada Inc.	NATURAL	TMA642000	06/15/2005	Broadview Networks,

	CONVERGENCE

Canada Inc.	SILHOUETTE	TMA657192	01/24/2006	Broadview Networks,

UK, Inc. Benelux	Design & word mark (logo)	1087491	07/21/2011	Broadview Networks,

UK, Inc. Benelux	Design (logo)	1089699	07/25/2011	Broadview Networks,

2. The listing of Trademark Licenses (as defined in the Collateral Agreement) should include: (a) Name and Address of Licensee/Licensor; (b) Date; (c) List of each Trademark Licensed/Assigned; and (d) Description of product to which license/assignment applies.

None

3. The listing of Patents (as defined in the Collateral Agreement) should include: (a) Country; (b) Patent Number; (c) Issue Date; (d) Owner; and (e) Description

Country	Patent No.	Issue Date	Owner	Description

US	6,661,888 B2	12/9/03	Open Source Systems LLC	Method for moving telecommunications onto network

US	6,097,804	08/01/2000	Broadview Networks, Inc.	Method and system for completing a voice connection between first and second voice terminals in a switched telephone network

US	6,226,289	05/01/2001	Broadview Networks, Inc.	Method and apparatus for dynamically routing calls in an intelligent network

US	6,236,722	05/22/2001	Broadview Networks, Inc.	Method and system for using TCAP signaling for improved call setup from a virtual switching point

US	6,493,444	10/10/2002	Broadview Networks, Inc.	Enhanced application telephone network

US	6,724,876	04/20/2004	Broadview Networks, Inc.	Method and apparatus for effecting telecommunications service features using call control information extracted from a bearer channel in a telecommunications network

US	6,766,009	07/20/2004	Broadview Networks, Inc.	Method and system for correlating telephone calls with information delivery

US	6,839,422	01/04/2005	Broadview Networks, Inc.	Method and apparatus for providing local call treatment discrimination for selected calls on a switched telephone network

US	7,206,582	04/17/2007	Broadview Networks, Inc.	Method, system, and apparatus for call path reconfiguration

US	7,289,805	10/30/2007	Broadview Networks, Inc.	Method and system for providing a temporary subscriber identity to a roaming mobile communications device

US	7,636,431	12/22/2009	Broadview Networks, Inc.	Method and apparatus for subscriber control of an inbound call

US	8,208,412	06/26/2012	Broadview Networks, Inc.	Method and system for network address translation (NAT) traversal of real time protocol (RTP) media

Canada	2539527	05/17/2011	Broadview Networks, Inc.	System and method for providing a temporary subscriber identity to a roaming mobile communications device

Canada	2515326	10/12/2010	Broadview Networks, Inc.	Method, system and apparatus for call path reconfiguration

Canada	2349125	06/28/2005	Broadview Networks, Inc.	Method and apparatus for effecting telecommunications service features using call control information extracted from a bearer channel in a telecommunications network

Canada	2300653	09/09/2003	Broadview Networks, Inc.	Enhanced application telephone network

Canada	2270601	05/28/2002	Broadview Networks, Inc.	Method and system for using TCAP signaling for improved call setup from a virtual switching point

Canada	2225937	12/04/2001	Broadview Networks, Inc.	Method and system for completing a voice connection between first and second voice terminals in a switched telephone network

Canada	2216620	06/25/2002	Broadview Networks, Inc.	Method and apparatus for dynamically routing calls in an intelligent network

Europe	EP1018271	01/09/2004	Broadview Networks, Inc.	Method and Apparatus for Dynamically Routing Calls in an Intelligent Network

Great Britain	GB2464247	04/14/2010	Broadview Networks, Inc.	Method and system for dynamic call anchoring

Mexico	MX217558		Broadview Networks, Inc.	Method and System for Improved Call Setup

Mexico	MX218335		Broadview Networks, Inc.	Method and Apparatus for Dynamically Routing Calls in an Intelligent Network

Mexico	MX220616		Broadview Networks, Inc.	Method and System for Completing a Voice Connection Between First and Second Voice Terminals in a Switched Telephone Network
International	WO/1999/ 016256	04/01/1999	Broadview Networks, Inc.	Method and Apparatus for Dynamically Routing Calls in an Intelligent Network

4. The listing of Patent (as defined in the Collateral Agreement) applications should include: (a) Country; (b) Application Number (c) Filing Date; (d) Owner; and (e) Description

Country	App No.	Filing Date	Owner	Description

US	11/461,649	08/01/2006	Broadview Networks, Inc.	Method and system for directed call establishment to facilitate the provision of enhanced communications services

US	11/424,930	06/19/2006	Broadview Networks, Inc.	METHOD AND SYSTEM FOR A COMMUNICATIONS SESSION JOIN FUNCTION TO FACILITATE THE PROVISION OF ENHANCED COMMUNICATIONS SERVICES

US	11/833,332	08/03/2007	Broadview Networks, Inc.	METHOD AND SYSTEM FOR DYNAMIC CALL ANCHORING

US	12/305,763	01/08/2008	Broadview Networks, Inc.	METHOD AND SYSTEM FOR MEDIATED CODEC NEGOTIATION

Canada	2674098	12/28/2007	Broadview Networks, Inc.	Method and system for network address translation (NAT) traversal of real time protocol (RTP) media

Canada	2594944	07/25/2007	Broadview Networks, Inc.	Method and system for directed call establishment to facilitate the provision of enhanced communications services

Canada	2561013	03/23/2005	Broadview Networks, Inc.	Method and apparatus for subscriber control of an inbound call

Europe	EP2116007	12/28/2007	Broadview Networks, Inc.	Method and system for network address translation (NAT) traversal of real time protocol (RTP) media

Europe	EP2052567	07/25/2007	Broadview Networks, Inc.	Method and System for Directed Call Establishment to Facilitate the Provision of Enhanced Communications Services

Europe	EP1730941	03/23/2005	Broadview Networks, Inc.	Method and System for Subscriber Control of an Inbound Call

Europe	EP1703760	03/14/2006	Broadview Networks, Inc.	Method and System for Providing a Temporary Subscriber Identity to a Roaming Mobile Communications Device

Great Britain	1018271 UK		Broadview Networks, Inc.	Method and Apparatus for Dynamically Routing Calls in an Intelligent Network

5. The listing of Patent Licenses (as defined in the Collateral Agreement) should include: (a) Name and Address of Licensee/Licensor; (b) Date; (c) List of each Patent Licensed/Assigned; and (d) Description of product to which license/assignment applies

None

6. The listing of Copyrights (as defined in the Collateral Agreement) should include: (a) Registration Number; (b) Registration Date; (c) Title as listed in Registration; and d) Copyright Registrant.

a) TX7551257 b) 06/13/2012 c) OfficeSuite Quick Reference Guide 24 Key IP Phone d) Broadview Networks, Inc

a) TX7551238 b) 06/13/2012 c) OfficeSuite Quick Reference Guide 5220 IP Phone d) Broadview Networks, Inc

a) TX7551164 b) 06/12/2012 c) OfficeSuite Installation Guide d) Broadview Networks, Inc

a) TX7550213 b) 06/11/2012 c) How Employees and Support Staff Can Quickly and Easily Manage Their Cloud-Based Phone Solution d) Broadview Networks, Inc

a) TX7549496 b) 06/09/2012 c) OfficeSuite Best Practices Guide d) Broadview Networks, Inc

a) TX7545401 b) 05/15/2012 c) OfficeSuite USB Phone Quick Start Guide d) Broadview Networks, Inc

a) TX7542693 b) 05/18/2012 c) OfficeSuite ACD Tenant Administrator Reference Guide d) Broadview Networks, Inc

a) TX7542628 b) 05/18/2012 c) 5 Considerations When Picking a Cloud-Based Phone Provider d) Broadview Networks, Inc

a) TX7540885 b) 05/14/2012 c) OfficeSuite Softphone Quick Start Guide d) Broadview Networks, Inc

a) TX7538746 b) 05/04/2012 c) OfficeSuite Quick Reference Guide 5304 IP Phone d) Broadview Networks, Inc

a) TX7538551 b) 05/04/2012 c) OfficeSuite Quick Reference Guide 5340 IP Phone d) Broadview Networks, Inc

a) TX7533561 b) 04/19/2012 c) Broadview FrontLine E-mail Security d) Broadview Networks, Inc

a) TX7533133 b) 04/19/2012 c) OfficeSuite Quick Start Guide for Users d) Broadview Networks, Inc

a) TX7532906 b) 04/18/2012 c) OfficeSuite Administrator Quick Reference Guide d) Broadview Networks, Inc

a) TX7532616 b) 04/17/2012 c) OfficeSuite Quick Reference Guide d) Broadview Networks, Inc

a) TX7532532 b) 04/17/2012 c) OfficeSuite Administrator Reference Guide d) Broadview Networks, Inc

a) TX7532174 b) 04/16/2012 c) 6 Ways to Immediately Improve Your Customer Experience d) Broadview Networks, Inc

a) TX7503485 b) 02/08/2012 c) OFFICESUITE Website d) Broadview Networks, Inc

a) TX7502047 b) 02/08/2012 c) Master Website d) Broadview Networks, Inc

a) TX7558409 b) 05/19/2012 c) Improving Your Business Operations with a Cloud-Based Hosted Phone System d) Broadview Networks, Inc.

a) TX7559006 b) 07/02/2012 c) Broadview FrontLine Managed Firewall d) Broadview Networks, Inc.

a) TX7559026 b) 07/02/20112 c) Broadview Frontline d) Broadview Networks, Inc.

a) TX3509284 b) 03/12/1993 c) ATX Telecommunications Services 3/1993 general marketing brochure d) ATX Telecommunications Services

7. The listing of Copyright Licenses (as defined in the Collateral Agreement) should include: (a) Name and Address of Licensee/Licensor; (b) Date; (c) Work Licensed or Assigned.

None

Schedule 3.13

Investment Property and Partnership/LLC Interests

Securities Accounts (including cash management accounts that are Investment Property) and Uncertificated Securities:

Entity / Grantor	Type of Account	Name	Address	Account Number	Account Name

Broadview Networks, Inc.	Securities account	UBS Financial Services Inc.	709 Westchester Avenue, 4th floor White Plains, NY 10604	WP 31503 24	Pledged Account

Certificated Securities:

Name	Shares Issued	Owner

BV-BC Acquisition Corporation	100 shares	Broadview Networks Holdings, Inc.

Broadview NP Acquisition Corp.	1,000 shares	Broadview Networks Holdings, Inc.

Broadview Networks, Inc.	1,000 shares	Broadview Networks Holdings, Inc.

BridgeCom Holdings, Inc.	1,190,000 shares	BV-BC Acquisition Corporation

BridgeCom International, Inc.	1,000 shares	BridgeCom Holdings, Inc.

TruCom Corporation	8,000,000 shares	BridgeCom Holdings, Inc.

BridgeCom Solutions Group, Inc.	1,000 shares	BridgeCom International, Inc.

Broadview Networks of Massachusetts, Inc.	100 shares	Broadview Networks, Inc.

Broadview Networks of Virginia, Inc.	5,000 shares	Broadview Networks, Inc.

Digicom, Inc.	750 shares	CoreComm Communications, LLC

CoreComm-ATX, Inc.	1,500 shares	CoreComm Communications, LLC

Name	Shares Issued	Owner

ATX Licensing, Inc.	1,000 shares	CoreComm-ATX, Inc.

A.R.C. Networks, Inc.	200 shares	InfoHighway Communications Corporation

Eureka Broadband Corporation	1,000 shares	Broadview Networks Holdings, Inc.

Eureka Telecom, Inc.	1,000 shares	Eureka Holdings, LLC

Eureka Telecom of VA, Inc.	100 shares	Eureka Holdings, LLC

InfoHighway Communications Corporation	1,000 shares	ARC Networks, Inc.

InfoHighway of Virginia, Inc.	5,000 shares	InfoHighway Communications Corporation

Schedule 3.14

Instruments

Promissory Note dated December 1, 1999 by George F. Holland payable to the order of Broadview Networks Holdings, Inc. in the original principal sum of $960,000.00

Settlement of Bankruptcy Claim with Vaspian, LLC for the principal amount of $730,686.00, of which $182,671.50 has been paid and the final installment payment will be made on August 31, 2016.

Schedule 3.16

Government Contracts

Company	AGENCY	Contract Name	Contract #	Term

Infohighway / Broadview	New York Office of General Services (OGS)	Comprehensive Telecommunications Services	PS63100 Group 77017 Award 20268	Sept. 2017

SUNY Downstate Medical
Lower Eastside Service
Eastport S Manor Central Jr Srs
Queens College
College Of New Rochelle
Brookhaven Memorial Hospital
City Of Long Beach
Huntington UFSD
The Center for Family Support
NYSED/VESID
Town of Greenburgh
Corp. for Supportive Housing
NYC Transit
Patchogue Medford Library
United Cerebral Palsy
Queens Health Network - Elmhurst Hospital Ctr
Queens Health Network - Queens Hospital Center
North Patchogue Fire Dept
Jewish Institute of Queens
The General Theological Seminary Services for the Underserved

Morningside Retirement & Health Services
NY Foundling Hosp
WNET.Org
Connetquot School District
NYC Montessori Charter
Dr Richard Izquierdo Charter School
Fort Greene Council

Broadview Networks	General Services Administration	GSA	GS 35F0348x	Nov. 2016
Customers:	(GSA) Federal / State / Local Gov.
City of Camden Housing Authority

Broadview Networks	NJEDge / NJIT	Voice TDM services	RFP-12-71	Oct. 2015
				renewal 2017
Customer Name	Billing Address	Customer ID

Atlantic County Community College	5100 Black Horse Pke, Mays Landing NJ 08330	100220972

Bergen Community College	400 Paramus Rd, Room B110 Room B110, Paramus NJ 07652	100226091

Bergen Community College-L	400 Paramus Rd, Room A222 Room A222, Paramus NJ 07652	1083944504

Burlington County College	1 High St, Mount Holly NJ 08060	1244789135

Burlington County College	601 Pemberton Browns Mills Rd, PEMBERTON NJ 08068	100220877

County College of Morris	214 Center Grove Rd, randolph NJ 07869	100221168

Cumberland County College	3322 College Dr, Vineland NJ 08362	721897859

Essex County College	303 University Av Info. Tech, Newark NJ 07102	100222274

Georgian Court University	900 Lakewood Av, Lakewood NJ 08701	100220981

Mercer County Comm College	PO Box B, Trenton NJ 08690	352202394

Middlesex County College	2600 Woodbridge Av, JLC 209 JLC 209, Edison NJ 08818	100222709

New Jersey Institute of Technology	322 Martin Luther King Jr Blvd Telecom - 105 Cullimore Hall, Newark NJ 07102	100226689

Ocean County College	PO BOX 2001 College Dr, Toms River NJ 08754	100217659

Passaic County Community College	1 College Blvd, FL 4 FL 4, Paterson NJ 07505	100222214

Passaic Valley Regional High School #1	100 E Main St, Little Falls NJ 07424	100219982

Rutgers State University of New Jersey	409 North 4th Street, Camden NJ 08102	1244783978

Warren County Community College	475 Route 57 W, Washington NJ 07882	1244791751

Montclair University	1 Normal Ave Montclair, NJ 07043	1244798122

ARC Networks	New York Office of General Services (OGS)	Comprehensive Telecommunications Services Equipment and Solutions	PT64466 Group 77018 Award 21350	May-20

ARC Networks	General Services Administration	GSA	# GS-35F-005X	Dec. 2015

	(GSA) Federal / State / Local Gov.

ARC Networks	Roosevelt Schools	Roosevelt S.D. -	Contract # 2207.50	pending

			completion

Broadview Networks (RFP team)	RFP/Bid#	Term

The Columbia Association	12-77	Jun-15

City of Allentown	2010-60	Jul-13

Harford Community College	11P-005	Jul-14

Mercer County Technical Schools	1011-02	Nov-13

City of Reading, PA	3002-11	Oct-14

First National Bank of Ipswitch	3/8/10	Jan-14

Hoboken Housing Authority	2/11/10	Aug-14

Survey Technology and Research	1/26/10	Aug-13

Town of Greenwich	6690	Jun-13

Franklin Township (NJ)	B10-27GS	Aug-14

St. Joseph’s University	12/1/09	Jun-13

Franklin Mint, The	11/9/09	Nov-13

City of Philadelphia	S0Z55950	Sep-12

Genesis Healthcare	MPLS, Internet	Aug-15

Council Rock School District	Basic and Advanced Telecommunications Services	Mar-13

Jersey City Housing Authority	PRIs,MPLS,DIA, POTs	Aug-14

Lafayette College	PRIs,LD,POTs	Mar-13

Montgomery County Community College	PRIs, POTs	Nov-12

The PA School for the Deaf	PRIs,DIA,POTs	Jan-13

Schedule 3.17

Letter of Credit Rights

None.